UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

PLAYA HOTELS & RESORTS N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	1-38012	98-1346104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam, the Netherlands	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: Tel: +31 20 808108

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Introductory Note

On June 4, 2018, Playa Hotels & Resorts N.V., a Dutch public limited liability company (naamloze vennootschap) (the “Company”), filed with the U.S. Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed the previously announced transactions contemplated by that certain definitive Share Exchange Implementation Agreement, dated as of February 26, 2018, by and among the Company and JCSD Trustees Services Limited, X Fund Properties Limited, Sagicor Pooled Investment Funds Limited, and Sagicor Real Estate X Fund Limited (collectively, the “Sagicor Parties”), as amended by that certain First Amendment to Share Exchange Implementation Agreement (as amended, the “Contribution Agreement”), pursuant to which the Sagicor Parties contributed to a subsidiary of the Company a portfolio of all-inclusive resorts in Jamaica, two adjacent developable land sites and a management contract for an all-inclusive resort (the “Jamaica Assets”). This Form 8-K/A amends the Initial 8-K to provide the historical audited financial statements of the Jamaica Assets and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited combined balance sheet of the Jamaica Assets as of December 31, 2017, the audited combined statement of comprehensive income, cash flows and changes in investor’s equity of the Jamaica Assets for the year ended December 31, 2017, and the independent auditor’s report relating to the combined financial statements of the Jamaica Assets are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company reflecting the contribution of the Jamaica Assets as of December 31, 2017 and the unaudited pro forma condensed combined statement of operations of the Company reflecting the contribution of the Jamaica Assets for the year ended December 31, 2017 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm

99.1	Audited Combined Balance Sheet of the Jamaica Assets as of December 31, 2017, Audited Combined Statement of Comprehensive Income, Cash Flows and Changes in Investor’s Equity of the Jamaica Assets for the year ended December 31, 2017 and the Report of PricewaterhouseCoopers relating to the combined financial statements of the Jamaica Assets.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet of Playa Hotels & Resorts N.V. as of December 31, 2017 and Unaudited Pro Forma Condensed Combined Statement of Operations of Playa Hotels & Resorts N.V. for the year ended December 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAYA HOTELS & RESORTS N.V.

Date: August 8, 2018	By:	/s/ Ryan Hymel
Ryan Hymel
Chief Financial Officer